                                                                    Exhibit 25.1

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b) (2) [ ]




                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)



New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, NY                                10286
(Address of principal executive offices)                     (Zip code)





                           Teekay Shipping Corporation
               (Exact name of obligor as specified in its charter)



Marshall Islands                                             98-0224774
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



                               550 Burrard Street
                                   Suite 2000
                           Vancouver, British Columbia
                                     Canada
                                     V6C 2K2



                             Senior Debt Securities
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


         Name                                            Address

         Superintendent of Banks of the State            2 Rector Street, N.Y.,
         New York, NY                                    NY 10006, and Albany,
                                                         12203

         Federal Reserve Bank of New York                33 Liberty Plaza, N.Y.,
                                                         NY 10045

         Federal Deposit Insurance Corporation           Washington, DC 20429

         New York Clearing House Association             New York, NY 10005

         (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


ITEM 16. LIST OF EXHIBITS.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17
         C. F. R. 229.10 (d).

              1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

              4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

              7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York, a New York banking corporation, organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 17th day of January, 2003.


                                                The Bank of New York, as Trustee


                                                By: /s/ Miguel Barrios
                                                    ----------------------------
                                                    Miguel Barrios
                                                    Vice President

Exhibit 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..             $ 2,850,111
   Interest-bearing balances...........................               6,917,898
Securities:
   Held-to-maturity securities.........................               1,201,319
   Available-for-sale securities.......................              13,227,788
Federal funds sold in domestic offices.................               1,748,562
Securities purchased under agreements to
   resell..............................................                 808,241
Loans and lease financing receivables:
   Loans and leases held for sale......................                 974,505
   Loans and leases, net of unearned
     income........................          36,544,957
   LESS: Allowance for loan and
     lease losses..................             578,710
   Loans and leases, net of unearned
     income and allowance..............................              35,966,247
Trading Assets.........................................               6,292,280
Premises and fixed assets (including capitalized
   leases).............................................                 860,071
Other real estate owned................................                     660
Investments in unconsolidated subsidiaries and
   associated companies................................                 272,214
Customers' liability to this bank on acceptances
   outstanding.........................................                 467,259
Intangible assets......................................
   Goodwill............................................               1,804,922
   Other intangible assets.............................                  70,679
Other assets...........................................               4,639,158
                                                                    -----------
Total assets...........................................             $78,101,914
                                                                    ===========
LIABILITIES
Deposits:
   In domestic offices.................................             $29,456,619
   Noninterest-bearing.............          11,393,028
   Interest-bearing................          18,063,591
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................              26,667,608
   Noninterest-bearing.............             297,347
   Interest-bearing................          26,370,261
Federal funds purchased in domestic
  offices..............................................               1,422,522
Securities sold under agreements to repurchase.........                 466,965
Trading liabilities....................................               2,946,403


                                                                 Dollar Amounts
                                                                   In Thousands
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)............................              1,844,526
Bank's liability on acceptances executed and
   outstanding..........................................                469,319
Subordinated notes and debentures.......................              1,840,000
Other liabilities.......................................              5,998,479
                                                                    -----------
Total liabilities.......................................            $71,112,441
                                                                    ===========
Minority interest in consolidated
   subsidiaries.........................................                500,154

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus..............................................                      0
Common stock............................................              1,135,284
Surplus.................................................              1,055,509
Retained earnings.......................................              4,244,963
Accumulated other comprehensive income..................                (53,563)
Other equity capital components.........................                      0
-------------------------------------------------------------------------------
Total equity capital....................................              6,489,319
                                                                    -----------
Total liabilities minority interest and equity capital..            $78,101,914
                                                                    ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                        -------------------------------------
                                                            Thomas J. Mastro,
                                        Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement or resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                                        Thomas A. Renyi     )
                                        Gerald L. Hassell   )          Directors
                                        Alan R. Griffith    )